UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2014

TIGERLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-16449	94-3046892
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

2855 Michelle Drive, Suite 190

Irvine, CA 92606

(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code:  (949) 442-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On Friday, April 25, 2014, the Compensation Committee of the Board of Directors of TigerLogic Corporation (the “Company”) approved the payment of discretionary cash bonuses to Thomas G. Lim, the Company’s Chief Financial Officer, and Justin T. Garrity, the Company’s Senior Vice President of Postano, in the amount of $40,000 each. The bonuses were approved in connection with the Compensation Committee’s evaluation of each individual officer’s performance and the Company’s overall performance for the fiscal year ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIGERLOGIC CORPORATION

Dated: April 29, 2014	By:	/s/ Thomas Lim
Thomas Lim
Chief Financial Officer